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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): February 12, 2001


                              OCULAR SCIENCES, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-22623                 94-2985696
   -----------------------     ----------------------    ----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)



            475 Eccles Avenue, South San Francisco, California 94080
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               (Address of principal executive offices) (Zip Code)
                                  650-583-1400
                    ----------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
                      ------------------------------------
          (former name or former address, if changed since last report)




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ITEM 5   OTHER EVENTS.

         On February 12, 2001, we publicly disseminated a press release announcing our acquisition of the contact lens business of Paris-based Essilor International (Compagnie Generale d' Optique) S.A. A copy of the Press Release dated February 12, 2001 is attached as Exhibit 99.1 to, and incorporated by reference in, this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)   Exhibits:

  Exhibit
  Number            Description
  ----------        --------------------

  99.1              Ocular Sciences, Inc. Press Release dated February 12, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OCULAR SCIENCES, INC.


Date:   February 26, 2001                By: /s/ Sidney B. Landman
                                             -----------------------------------
                                             Sidney B. Landman
                                             Chief Financial Officer, Treasurer
                                             & Secretary





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                                  EXHIBIT INDEX


   Exhibit
     No.            Description
   -------          -----------

    99.1            Ocular Sciences, Inc. Press Release dated February 12, 2001.




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